Summary Prospectus April 29, 2011

ING Limited Maturity Bond Portfolio

Class / Ticker	ADV/IMBAX

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. For free paper or electronic copies of the Prospectus and other Portfolio information (including the Statement of Additional Information and most recent financial report to shareholders), go to www.INGFunds.com/vp/literature; email a request to Literature_request@INGFunds.com; call 1-800-366-0066; or ask your salesperson, financial intermediary, or retirement plan administrator. The Portfolio’s Prospectus and Statement of Additional Information, each dated April 29, 2011, and the audited financial statements on pages 35-87 of the Portfolio’s shareholder report dated December 31, 2010 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.

INVESTMENT OBJECTIVES

The Portfolio seeks highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under an insurance company separate account serving as an investment option under variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Adviser provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.

Annual Portfolio Operating Expenses Expenses you pay each year as a % of the value of your investment

Class	ADV
Management Fee	0.27%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Other Expenses	None
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses[1]	1.03%
Waivers and Reimbursements[2]	(0.15)%
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	0.88%
1	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.
2	The distributor is contractually obligated to waive 0.15% of the distribution fee through May 1, 2012. There is no guarantee that the distribution fee waiver will continue after May 1, 2012. The distribution fee waiver will only renew if the distributor elects to renew it.
Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$90	313	554	1,246

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Porfolio’s portfolio turnover rate was 434% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds that are limited maturity debt securities. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. These short- to intermediate-term debt securities have remaining maturities of seven years or less. The dollar-weighted average

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maturity of the Portfolio generally will not exceed five years and in periods of rising interest rates may be shortened to one year or less. Under normal market conditions, the Portfolio maintains significant exposure to government securities.

The Portfolio invests in non-government securities, issued by companies of all sizes, only if rated investment-grade by a Nationally Recognized Statistical Rating Organization (e.g., Baa3 or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- or better by Standard & Poor’s Ratings Services (“S&P”) or BBB- or better by Fitch Ratings (“Fitch”)) or, if not rated by Moody’s, S&P or Fitch, if the sub-adviser (“Sub-Adviser”) determines at the time of purchase that they are of comparable quality. Money market securities must be rated in the two highest rating categories by Moody’s (P-1 or P-2), S&P (A-1+, A-1 or A-2) or Fitch (A-1+, A-1 or A-2), or determined, at the time of purchase, to be of comparable quality by the Sub-Adviser.

The Portfolio may also invest in: preferred stocks; U.S. government securities, securities of foreign governments and supranational organizations; mortgage bonds; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. The Portfolio may engage in dollar roll transactions and swap agreements, including credit default swaps. The Portfolio may use options and futures contracts involving securities, securities indices and interest rates to hedge against market risk, to enhance returns and as a substitute for conventional securities. A portion of the Portfolio’s assets may be invested in mortgage-backed and asset-backed debt securities.

In addition, private placements of debt securities (which are often restricted securities) are eligible for purchase along with other illiquid securities, subject to appropriate limits.

The Portfolio may borrow up to 10% of the value of its net assets. This amount may be increased to 25% for temporary purposes.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser utilizes the following decision making process to achieve the Portfolio’s objectives:

Active Duration Management.  The average duration of the Portfolio is actively managed relative to the benchmark’s average duration. In rising interest rate environments, the average duration will tend to be equal to or less than the benchmark and in falling interest rate environments, the average duration will tend to be greater than the benchmark;

Yield Curve Analysis.  The yield curve shape is assessed to identify the risk/reward trade-off of maturity decisions and market expectations of future interest rates;

Sector Selection.  Sectors are overweighted or underweighted relative to the benchmark based on sector analysis and market opportunities. Sectors are broadly defined to include U.S. Treasury securities, U.S. government agency securities, corporate securities, mortgage-backed securities, asset-backed securities, and money market securities. The Sub-Adviser may further evaluate groupings within sectors such as various industry groups within the corporate securities sector (e.g., finance, industrials, utilities, etc.); and

Security Selection.  The Sub-Adviser emphasizes individual securities with positive credit fundamentals, liquidity, and relative value within their respective sectors.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Call  During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Company  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stocks could become worthless.

Credit  Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Derivatives  The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio pays a fee to protect against the risk that a security held by the Portfolio will default. As a seller of the swap, the Portfolio receives payment(s) in return for its obligation to pay the counterparty an agreed upon value of a security in the event of a default of the security issuer. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency  To the extent that the Portfolio invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns.

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Foreign Investments  Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments.

Interest Rate  With bonds and other debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Leverage  Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Portfolio’s expenses and increase the impact of the Portfolio’s other risks.

Liquidity  If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market  Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization  Stocks fall into three broad market capitalization categories - large, mid and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Mortgage-Related Securities  Default on the underlying assets of the mortgage-related securities held by the Portfolio may impair the value of the securities and there may be limitations on the enforceability of any security interest granted with respect to those assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed income securities.

Other Investment Companies  The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio.

Prepayment and Extension  Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value of the obligation and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Securities Lending  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Sovereign Debt  These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

U.S. Government Securities and Obligations  U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ and Class S shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class S shares’ performance has been adjusted to reflect the higher expenses of Class ADV shares. The Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The bar chart below shows the Portfolio’s adjusted Class S shares’ performance (2001-2006) and Class ADV shares’ peformance (2007-2010).

Calendar Year Total Returns (as of December 31 of each year)

Best quarter: 3rd, 2001, 4.10% and Worst quarter: 3rd, 2008, (3.15)%

Average Annual Total Returns% (for the periods ended December 31, 2010)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class ADV	%	2.97	3.52	N/A	04/28/06
Barclays Capital U.S. 1-3 Year Credit Bond Index[1]	%	2.80	4.69[2]	N/A	—
Class S (adjusted)%		2.79	3.55	3.76	01/24/89
Barclays Capital U.S. 1-3 Year Credit Bond Index[1]	%	2.80	4.53	4.34	—
1	The index returns do not reflect deductions for fees, expenses, or taxes.
2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co.
Portfolio Managers
Christine Hurtsellers	Matthew Toms, CFA
Portfolio Manager (since 01/09)	Portfolio Manager (since 08/10)
Michael Mata
Portfolio Manager (since 08/10)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments

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to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

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